OPPENHEIMER WORLD BOND FUND
                      Supplement dated July 12, 2000 to the
                       Prospectus dated February 23, 2000

The Prospectus is changed as follows:

1.    The supplement dated March 6, 2000 is replaced by this supplement.

2. The second paragraph of the subsection entitled "Portfolio Manager" on page 15 is revised in its entirety to read as follows:

Portfolio Managers. The portfolio managers of the Fund, Arthur P. Steinmetz and Ruggero de'Rossi, are Vice Presidents of the Fund and the persons principally responsible for the day to day management of the Fund's investments. Mr. Steinmetz became the portfolio manager on May 20, 1999, and Mr. de'Rossi on March 6, 2000. Mr. Steinmentz is a Senior Vice President of the Manager. He joined the Manager in 1986, and has been a portfolio manager of other Oppenheimer funds since 1989. Mr. de'Rossi joined the Manager as a Vice President and portfolio manager on March 6, 2000. He was Senior Vice President and Chief Emerging Markets Strategist for ING Barings from 7/98 until 3/00 and Vice President and head of emerging markets trading strategies for Citicorp Securities from 5/95 until 7/98. Mr. Steinmetz and Mr. de'Rossi are also officers and portfolio managers of other Oppenheimer funds.

3. All references in the Prospectus to the "portfolio manager" are hereby changed to read, "portfolio managers."



                                                                      Continued

4. The following paragraphs are added to the end of the section captioned "How the
Fund is Managed" on Page 15:

   On April 13, 2000, the Board of Directors of the Oppenheimer World Bond Fund approved, subject to the approval by the shareholders of the Fund, an Agreement and Plan of Reorganization (the "Plan") with Oppenheimer International Bond Fund pursuant to which the Fund would be reorganized with and into Oppenheimer International Bond Fund. A proxy statement will be sent to shareholders of the Fund.




























July 12, 2000                                                       PS0705.005